UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 27, 2021

APi Group Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39275	98-1510303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Old Highway 8 NW New Brighton, MN	55112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-4320

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Mandatory Warrant Redemption

On January 27, 2021, APi Group Corporation (the “Company”) issued a press release announcing that, as of January 26, 2021, a mandatory redemption event has occurred with respect to all of its outstanding warrants and that each warrant will be mandatorily redeemed by the Company for $0.01 per warrant on February 25, 2021, unless exercised before 5:00 p.m. Eastern Time on February 24, 2021. The mandatory redemption event has been triggered because the volume weighted average price of the Company’s common stock on the New York Stock Exchange for the ten consecutive trading days ended January 26, 2021 was equal to or greater than $18.00.

Registered holders of warrants (which may include CREST participants) will have until 5:00 p.m. Eastern Time on February 24, 2021 to exercise their warrants through the Company’s warrant receiving agent, Computershare. The warrants are exercisable in multiples of three for each share of the Company’s common stock at an exercise price of $11.50 per whole share of common stock. On or after February 25, 2021, registered holders of warrants will have no further rights with regard to such warrants except the right to receive $0.01 per warrant.

Beneficial holders who desire to exercise their warrants before the mandatory redemption and have either (i) repositioned their warrants to a DTC participant account or (ii) who continue to hold warrants indirectly through a CREST participant account, should immediately contact the brokerage firm or CREST participant holding their warrants, as applicable, to process their exercise if they wish to avoid redemption. Brokers and CREST participants will likely use an earlier deadline for beneficial holders to exercise their warrants than the deadline for registered holders set forth above.

As of the close of business on January 27, 2021, there are 50,229,467 warrants outstanding and 185,134,081 shares of common stock outstanding. If all remaining outstanding warrants are exercised, an additional 16,743,155 shares of common stock will be issued.

A copy of the press release issued by the Company with respect to the announcement of the mandatory redemption of the warrants is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by APi Group Corporation on January 27, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API GROUP CORPORATION

By:	/s/ Thomas A. Lydon
Name: Thomas A. Lydon
Title: Chief Financial Officer

Date: January 27, 2021